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                                                                   Exhibit 10.41

                               February 21, 2000



United Road Services, Inc.
17 Computer Drive West
Albany, New York 12205


Ladies/Gentlemen:

     Please refer to the Amended and Restated Credit Agreement dated as of November 2, 1998 (as amended or supplemented, the "Credit Agreement") among United Road Services, Inc. (the "Company"), various financial institutions and Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), as Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

     The Required Banks hereby waive through March 31, 2000 the Company's non-compliance with Section 10.6.3 of the Credit Agreement. In consideration of such waiver, the Company acknowledges that upon the expiration of such waiver (unless a new waiver or an amendment has been agreed to by the Required Banks) an immediate Event of Default shall exist under the Credit Agreement.

     This letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver, consent or amendment with respect to any other matter whatsoever.

     This letter shall become effective upon receipt by the Agent of counterparts hereof (or facsimiles thereof) executed by the Required Banks.
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                                      BANK OF AMERICA, N.A., as Agent



                                      By:   /s/ Kristine D. Hyde
                                      Title Assistant Vice President
                                           -------------------------------


                                      BANK OF AMERICA, N.A., as a Bank


                                      By:   /s/ Paul J. Frey
                                      Title Senior Vice President
                                           -------------------------------


                                      BANKBOSTON, N.A., as a Bank


                                      By:   /s/ Lindsay W. McSweeney
                                      Title Director
                                           -------------------------------


                                      COMERICA BANK, as a Bank


                                      By:   /s/ Preeti Sarnaik
                                      Title Account Officer
                                           -------------------------------



                                      FLEET NATIONAL BANK, as a Bank


                                      By:   /s/ Kevin P. Harrigan
                                      Title Vice President
                                           -------------------------------
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                                      THE CHASE MANHATTAN BANK, as a Bank


                                      By:   /s/ Thomas J. Chera
                                      Title Vice President
                                            -------------------------------



Accepted and Agreed to
this 21st day of February, 2000

UNITED ROAD SERVICES, INC.



By:   /s/ Gerald R. Riordan
Title Chief Executive Officer
     --------------------------------